Summary Prospectus

KraneShares Global Carbon Transformation ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KGHG

March 9, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated March 9, 2022, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Global Carbon Transformation ETF | Summary Prospectus

Investment Objective

The KraneShares Global Carbon Transformation ETF (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.89%

____________

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$91	$284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

To pursue its goal, the Fund will invest primarily in equity securities and depositary receipts of U.S. and foreign companies, including companies located in emerging markets, that are “Carbon Emissions Reducers”. The Fund defines “Carbon Emissions Reducers” for these purposes to be companies that are taking material steps to reduce (1) the carbon footprint of their products and/or services or (2) the carbon footprint of other companies. This includes companies in the supply chain of such companies and companies that are increasing their business with the companies taking material steps to reduce their carbon footprint. Companies that are moving aggressively to profit

KraneShares Global Carbon Transformation ETF | Summary Prospectus

from the decarbonization movement, such as by repurposing existing operations or investing in new technologies so as to reduce their carbon footprint in the future and companies that provide products or services, including intellectual property, that are designed to enable other businesses to reduce carbon emissions, are examples of Carbon Emissions Reducers. The Fund is actively-managed by Krane Funds Advisors, LLC (the “Adviser”).

The Adviser believes that investing in Carbon Emissions Reducers may offer the potential for above-average long-term growth, especially if environmental, social and corporate governance (“ESG”) factors become more consequential to investors. Since carbon dioxide emissions from human activities make up the majority of greenhouse gas (“GHG”) emissions, the production, deployment and use of clean and low-emission energy technologies and processes to reduce carbon dioxide emissions is consistent with the broad social objective of reducing GHG emissions.

The Adviser seeks to invest in Carbon Emissions Reducers across industries, sectors and market capitalizations, including the energy, utilities, materials, industrials, and information technology sectors. The Adviser seeks to invest in companies that offer products and services that are expected to result in a future reduction of carbon emissions and benefit from the adoption of low-carbon emissions objectives. The Adviser’s process seeks to estimate the future valuations of companies not only based on current financial metrics, but also inclusive of the Adviser’s assessment of the potential future value of their decarbonization efforts. At the time of investment by the Fund, a company may not be a low carbon emitter, but rather will be actively seeking to reduce its carbon footprint and/or the carbon footprint of its suppliers and customers. For example, a producer of offshore oil drilling machinery would qualify for investment if it were repurposing its capabilities to develop offshore wind energy turbines.

Criteria that the Adviser may consider in selecting companies for the Fund’s portfolio include:

•   a company’s position in its industry;

•   its stated commitment to decarbonization and the existence of disclosed strategies and/or management incentives tied to successful decarbonization initiatives;

•   its assets, products, customer base and exposure to geographic locations that the Adviser expects to benefit from decarbonization trends;

•   its ability to derive and maintain a competitive advantage from its existing market position, processes, technologies and customer relationships as businesses transition to address decarbonization objectives;

•   its capital allocation strategy, particularly with respect to decarbonization;

•   its corporate and capital structure activity (including mergers, acquisitions and divestitures) to the extent it appears to the Adviser to be designed to facilitate an accelerated decarbonization transition;

•   its prospective growth rate, potential returns and security valuation, from its investments in decarbonization-related areas; and

•   its shareholder base, including the perceived motivations of its shareholders.

KraneShares Global Carbon Transformation ETF | Summary Prospectus

Using proprietary, fundamental, bottom-up analysis of company-disclosed and third-party data, the Adviser analyzes sectors and industries that the Adviser expects to be impacted by societal, shareholder or governmental pressure to decarbonize, seeking to identify those in which positive business impacts from decarbonization appear most likely. Within each such sector and industry, the Adviser seeks to identify for the Fund companies that are well-positioned to benefit from the transition to a decarbonized world. The Adviser will exit a position if, in the opinion of the Adviser, a more attractive investment opportunity exists and/or if the thesis that drove the investment is no longer present.

Under normal circumstances, the Fund will invest in approximately 30 to 50 companies. The Fund defines emerging markets as those in the MSCI Emerging Markets Index. The Fund may invest in derivative instruments (including swaps, futures, forwards, structured notes and options) for investment purposes, which may include altering the Fund’s exposure to currencies, sectors and individual issuers.

The Fund is non-diversified.

The Fund may engage in securities lending.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Management Risk.  The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding investments, markets, trends, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions

Decarbonization Government Policy Risk.  The adoption of clean and low-emission energy technologies and processes is currently driven in part by government policies targeting reduced greenhouse gas (GHG) emissions. Currently, more than 100 countries have committed to becoming carbon neutral by 2050, with many of them having earlier target dates. If governments globally were to abandon or diminish their GHG reduction initiatives, this may have the effect of reducing the corporate incentives to adopt clean and low-emission energy technologies and processes, resulting in less activity in this area and potentially adversely affecting the Fund.

Clean and Low-Emission Energy Technology Risk.  A wide range of clean and low-emission energy technologies and processes are being advanced as candidates for adoption by corporations seeking to decarbonize their operations. There can be no assurance that any particular technology will be economically deployed to achieve the desired corporate objectives, and individual technologies implemented by corporations in the pursuit of decarbonization may differ in cost and efficacy than expected. The Fund will invest in companies producing and utilizing a variety of clean and emissions-reducing energy technologies and approaches. As a result, the Adviser seeks to minimize the risk to the Fund from the reliance on any particular technological approach. At the time of investment by the Fund, a company may not be a low carbon emitter, but rather will be actively

KraneShares Global Carbon Transformation ETF | Summary Prospectus

seeking to reduce its carbon footprint, the carbon footprint of its suppliers and/or customers, and/or develop new revenue streams from decarbonization activities.

Energy Sector Risk.  Investments in, and/or exposure to, the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including political, legislative and/or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to changes in supply and demand. The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and may be subject to contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

Utilities Sector Risk.  The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected by, among other factors, increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, including unexpected global force majeure events that adversely impact the valuation of companies in the utilities sector.

Materials Sector Risk.  The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Industrials Sector Risk.  The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk.  Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

KraneShares Global Carbon Transformation ETF | Summary Prospectus

Large Capitalization Company Risk.  Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Small- and Mid-Capitalization Company Risk.  Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Depositary Receipts Risk.  The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements

Equity Securities Risk.  The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

KraneShares Global Carbon Transformation ETF | Summary Prospectus

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

International Closed Market Trading Risk.  To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk.  If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

High Portfolio Turnover Risk.  The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Derivatives Risk.  The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be

KraneShares Global Carbon Transformation ETF | Summary Prospectus

more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The Fund has not yet commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

KraneShares Global Carbon Transformation ETF | Summary Prospectus

Management

Investment Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Roger Mortimer, Portfolio Manager at the Adviser, and Luke Oliver, Managing Director at the Adviser, have served as the portfolio managers of the Fund since inception and they are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Once the Fund commences operations, recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, will be available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.